FIRST AMENDMENT TO
                              ASSET SALE AGREEMENT

      This First Amendment to Asset Sale Agreement (this "Amendment") is made and entered into effective as of January 28, 2005 (the "Amendment Effective Date") by and among AHM CGH, Inc., a California corporation ("AHM"), Health Resources Corporation of America - California, a Delaware corporation ("HRC" ), SHL/O Corp., a Delaware corporation ("SHL/O") and UWMC Hospital Corporation, a California corporation ("UWMC") (AHM, HRC, SHL/O and UWMC are collectively referred to herein as "Seller") and Integrated Healthcare Holdings, Inc., a Nevada corporation ("Purchaser").

                                    RECITALS

      A. Seller and Purchaser entered into that certain Asset Sale Agreement dated as of September 29, 2004 (the "Agreement") pursuant to which Purchaser agreed to acquire from Seller substantially all of the assets used in the operation of the Hospitals.

      B. Seller and Purchaser desire to amend the Agreement to substitute Anil Shah, M.D. for Kali Chaudhuri, M.D. as the provider of a personal guaranty with respect to the Chapman Medical Center Leases.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Defined Terms. Except to the extent it is specifically indicated to the contrary in this Amendment, defined terms used in this Amendment shall have the same meanings ascribed to them in the Agreement.

            2. Substitution of Dr. Anil Shah for Dr. Kali Chaudhuri. Section 1.4(b) of the Agreement is hereby deleted, and replaced in its entirety with the following language:

                  a. "(b) Personal Guaranty. As an inducement to Seller to refrain from terminating this Agreement, Anil Shah, M.D. has delivered to Seller, as of the Amendment Effective Date, a personal guaranty in the form of
Exhibit 1.4-b hereto pursuant to which Dr. Shah will guaranty Purchaser's indemnification obligation under Section 10.3.1(d) of this Agreement with respect to the (i) Lease between Chapman Investment Associates, as Lessor, and Chapman General Hospital, Inc., as Lessee, dated as of December 31, 1984, as amended or assigned, and (ii) Lease between Jess Watkins, as Trustee under the Cayuga Land Trust, Lawrence Johnson and James Kirby, as lessors, and Greatwest Medical Management, Inc., as lesse, dated as of December 31, 1984, as amended or assigned, both with respect to Chapman Medical Center (the "Chapman Medical Center Leases")."

                  b. That portion of Section 12.6 of the Agreement providing for the delivery of a copy of notice to Integrated Healthcare Holdings c/o Strategic Global Management is hereby deleted, and replaced in its entirety with the following language:

                     "Orange County Physicians Investment Network, LLC 2621 S. Bristol Street, Suite 108
                     Santa Ana, CA 92704
                     Attention: Anil V. Shah, Manager
                     Facsimile (714) 966-0417"

            3. Effect on Agreement; General Provisions. Except as set forth in this Amendment, the terms and provisions of the Agreement are hereby ratified and declared to be in full force and effect. Except as otherwise expressly set forth herein, this Amendment shall be governed by the provisions of the Agreement including with respect to choice of law, disputes, arbitration and successors and assigns. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Captions and paragraph headings are used herein for convenience only, are not a part of this Amendment or the Agreement as amended by this Amendment and shall not be used in construing either document. Other than the reference to the Agreement contained in the first recital of this Amendment, each reference to the Agreement and any agreement contemplated thereby or executed in connection therewith, whether or not accompanied by reference to this Amendment, shall be deemed a reference to the Agreement as amended by this Amendment.


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

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in multiple originals by their authorized officers, effective as of the Effective Time.

                                   SELLER:

                                   AHM CGH, Inc., a California corporation

                                   By:  /s/ Paul O'Neill
                                       -----------------------------------------
                                   Name: Paul O'Neill
                                        ----------------------------------------
                                   Its: Authorized Signatory


                                   Health Resources Corporation of America -
                                   California, a Delaware corporation

                                   By:
                                       -----------------------------------------
                                   Name: /s/ Paul O'Neill
                                        ----------------------------------------
                                   Its: Authorized Signatory


                                   SHL/O Corp., a Delaware corporation

                                   By:   /s/ Paul O'Neill
                                       -----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Its: Authorized Signatory

                                   UWMC Hospital Corporation, a California
                                   corporation

                                   By:   /s/ Paul O'Neill
                                       -----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Its: Authorized Signatory


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

PURCHASER:

Integrated Healthcare Holdings, Inc. a California corporation

By:  /s/ Larry Anderson
   -------------------------------
Name:
     -----------------------------
Its:  President
    ------------------------------

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